Securities and Exchange Commission
                              Washington, DC 20549

                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  December 31, 2003


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


             Delaware              0-22319                    16-1476509
(State or Other Jurisdiction (Commission File Number)       (IRS Employer
   of Incorporation)                                      Identification No.)


46 Prince Street, Rochester, New York                                 14607
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code  (585) 242-7200



          (Former Name or Former Address, if Changed Since Last Report)

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Explanatory Note:

     The Registrant hereby amends Item 7 of its Current Report on Form 8-K filed on January 15, 2004 to include unaudited condensed pro forma financial statements in accordance with paragraph (b) (1) of Item 7 of Form 8-K. Except as set forth in Item 7 below, no other changes are made to the Current Report on Form 8-K filed on January 15, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)  Financial Information

     Patient Infosystems, Inc. unaudited combined condensed pro forma financial statements at and for the nine months ended September 30, 2003 and unaudited condensed pro forma statements of operations for the year ended December 31, 2002, and the notes thereto.

     American Caresourse Corporation financial statements for the years ended December 31, 2003 and 2002, and the notes thereto.


(c)  The following exhibits are filed herewith:


EXHIBIT NO.   DESCRIPTION
------------  ---------------------
Exhibit 99.1 Patient Infosystems, Inc. unaudited condensed pro forma financial statements at and for the nine months ended September 30, 2003 and unaudited condensed pro forma statements of operations for the year ended December 31, 2002, and the notes thereto.

Exhibit 99.2 American Caresourse Corporation financial statements for the years ended December 31, 2003 and 2002, and the notes thereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PATIENT INFOSYSTEMS, INC.

Date:  March 15, 2004                       By: /s/ Roger L. Chaufourner
       --------------                           --------------------------------
                                                Roger L. Chaufournier
                                                Chief Executive Officer